Taxes on Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2019	Dec. 31, 2020
Disclosure of income tax [text block] [Abstract]
Tax rate	23.00%	23.00%
Carry forward losses description	In 2021, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 4.2 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of carry forward tax losses and in respect of unrecognized expenses for tax purposes such as changes in fair value of warrants.
Unrecognized research and development expenses	$ 59,000	$ 21,000	$ 41,000
Expense amount		$ 250